                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JULY 12, 1999
                                  -------------
                Date of Report (Date of earliest event reported)

                            STARWOOD FINANCIAL TRUST
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

       MARYLAND                    1 - 10150                    95 - 6881527
       --------                    ---------                    ------------
(State of Organization)     (Commission File Number)           (IRS Employer
                                                             Identification No.)

                           1114 AVENUE OF THE AMERICAS
                                   27TH FLOOR
                               NEW YORK, NY 10036
         (Address of Registrant's Principal Executive Office) (Zip Code)

                                 (212) 930-9400
                                 --------------
              (Registrant's telephone number, including area code)
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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         FINANCIAL STATEMENTS.

                  None.

         PRO FORMA FINANCIAL INFORMATION.

                  None.

         EXHIBIT NO.                EXHIBIT
         -----------                -------

               (a)                  Press Release, dated July 12, 1999.

               (b) First Amendment to Shareholder Agreement, dated as of July 12, 1999, by and between TriNet Corporate Realty Trust, Inc., Starwood Mezzanine Investors, L.P., SOFI-IV SMT Holdings, L.L.C. and B Holdings, L.L.C.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              STARWOOD FINANCIAL TRUST


                                              By: /s/ SPENCER B. HABER
                                                  ------------------------------
                                                  Name:  Spencer B. Haber
                                                  Title: Chief Financial Officer

Date: July 15, 1999

                                  EXHIBIT INDEX

EXHIBIT NO.                EXHIBIT
-----------                -------

    (a)                    Press Release, dated July 12, 1999.

    (b) First Amendment to Shareholder Agreement, dated as of July 12, 1999, by and between TriNet Corporate Realty Trust, Inc., Starwood Mezzanine Investors, L.P., SOFI-IV SMT Holdings, L.L.C. and B Holdings, L.L.C.


                                       4